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                                                                   EXHIBIT 99.2


                       MONTHLY CERTIFICATEHOLDERS' STATEMENT

                            J. C. PENNEY COMPANY, INC.
                         --------------------------------
                           JCP MASTER CREDIT CARD TRUST
                         --------------------------------
                         9.625% ASSET BACKED CERTIFICATES
                                     SERIES C
                                CUSIP NO. 466115AC6

        Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as supplemented by the Series C Supplement dated as of April 9, 1990, (together with the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of October 15, 1997, and with respect to the performance of the Trust during the month of September, 1997, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

   A.   Information Regarding the Current Monthly Distribution
        ------------------------------------------------------
        (Stated on the Basis of $1,000 Original Certificate Principal
        -------------------------------------------------------------
        Amount) for this Series.
        ------------------------
        1.   The total amount of the distribution to
             Certificateholders per $1,000 original
             Certificate Principal amount.............   $          0.00

        2.   The amount of the distribution set
             forth in paragraph 1 above allocable to
             Certificate Principal, per $1,000
             original Certificate Principal
             amount...................................   $          0.00

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        3.   The amount of the distribution set forth
             in paragraph 1 above allocable to
             Certificate Interest, per $1,000
             original Certificate Principal
             amount...................................   $          0.00

   B.   Information Regarding the Funding Accounts (Stated
        --------------------------------------------------
        on the Basis of $1,000 Original Certificate
        -------------------------------------------
        Principal Amount) for this Series.
        ----------------------------------
        1.   The total amount on deposit in the
             Principal Funding Account allocable to
             Certificate Principal per $1,000
             original Certificate Principal amount....   $          0.00

        2.   The total amount on deposit in the
             Interest Funding Account allocable to
             Certificate Interest, per $1,000
             original Certificate amount..............   $         32.08

   C.   Information Regarding the Performance of the Trust.
        ----------------------------------------------------
        1.   Collection of Principal Receivables
             -----------------------------------
             The aggregate amount of Collections of
             Principal Receivables processed which
             were allocated in respect of the
             Certificates of this Series..............   $    62,365,052

        2.   Collection of Finance Charge Receivables
             ----------------------------------------
             The aggregate amount of Collections of
             Finance Charge Receivables processed
             which were allocated in respect of the
             Certificates of this Series..............   $     6,033,756

        3.   Net Recoveries
             --------------
             The aggregate amount of Net Recoveries
             which were allocated in respect of the
             Certificates of this Series..............   $          0.00

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        4.   Principal Receivables in the Trust
             ----------------------------------
             (a)  The aggregate amount of Principal
                  Receivables in the Trust as of the
                  end of the day on the last day of
                  such month (which reflects the
                  Principal Receivables represented
                  by the JCPR Amount and by the
                  Aggregate Investor Amount)..........   $ 1,587,307,082

             (b)  The amount of Principal Receivables
                  in the Trust represented by the
                  Aggregate Investor Amount as of
                  the end of the day on the last day
                  of such month.......................   $   725,000,000

             (c)  The Aggregate Investor Amount set
                  forth in paragraph 4(b) above as a
                  percentage of the aggregate amount
                  of Principal Receivables set forth
                  in paragraph 4(a) above.............              45.67%

             (d)  The Aggregate Investor Amount for
                  this Series as a percentage of the
                  aggregate amount of Principal
                  Receivables in the Trust as set
                  forth in paragraph 4(a) above.......              23.62%

        5.   Delinquent Balances
             -------------------
             The aggregate amount of outstanding
             balances in the Accounts in the Trust
             which were delinquent as of the end of
             the day on the last day of such month:
                                                               Aggregate
                                                                Account
                                                                Balance
                                                               ---------
             (a)     1 month:.........................   $     71,526,851
             (b)     2 months:........................         29,895,336
             (c)     3 months:........................         21,529,626
             (d)     4 months:........................         17,366,131
             (e)     5 months:........................         10,124,775
             (f)     6 or more months:................                  0

                                                 Total:  $    150,442,719

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        6.   Investor Default Amount
             -----------------------
             The aggregate amount of the Investor
             Default Amount which was allocated in
             respect of the Certificates of this
             Series...................................   $      2,365,985

        7.   Investor Charge Offs;
             ---------------------
             Reimbursement of Charge Offs
             ----------------------------
             (a)  The aggregate amount of Investor
                  Charge Offs which was allocated
                  in respect of the Certificates of
                  this Series.........................   $          0.00

             (b)  The amount of the Investor Charge
                  Offs set forth in paragraph 7(a)
                  above, per $1,000 original
                  Certificate Principal amount
                  (which will have the effect of
                  reducing pro rata, the amount of
                  each Certificateholder's
                  investment) allocated to this
                  Series..............................   $          0.00

             (c)  The aggregate amount reimbursed
                  to the Trust in the current month
                  from drawings under the Letter of
                  Credit in respect of Investor
                  Charge Offs in prior months.........   $          0.00

             (d)  The amount set forth in paragraph
                  7(c) above, per $1,000 original
                  Certificate Principal amount
                  (which will have the effect of
                  increasing, pro rata, the amount
                  of each Certificateholder's
                  investment) allocated to this
                  Series..............................   $          0.00

        8.   Investor Monthly Servicing Fee
             ------------------------------
             The amount of the Investor Monthly
             Servicing Fee for this Series for the
             preceding Monthly Period payable by
             the Trust to the Servicer................   $       234,375

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        9.   Investor Monthly Facility Fee
             -----------------------------
             The amount of the Investor Monthly
             Facility Fee for this Series for the
             preceding Monthly Period payable by the
             Trust to JCPR............................   $       390,625

        10.  Available L/C Amount
             --------------------
             The Available L/C Amount as of the
             close of business on the Distribution
             Date specified above for this Series.....   $    45,000,000

   D.   The Pool Factor.
        ----------------
             The Pool Factor (which represents the
             ratio of the Adjusted Investor Amount
             for this Series as of the end of the
             last day of such month to the
             applicable Initial Investor Amount).
             (The amount of a Certificateholder's
             pro rata share of the Investor Amount
             can be determined by multiplying the
             original denomination of the Holder's
             Certificate by the Pool Factor)..........         1.0000000


                                       J. C. PENNEY COMPANY, INC.,
                                               as Servicer

                                       By:  /s/ M. Rich
                                            --------------------
                                       Title:  Credit Controller

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